UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 17, 2011

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

New York	0-11321	11-2580136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On February 17, 2011, Universal American Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010 (the “Earnings Release”).  A copy of the Earnings Release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01.              Other Events.

On February 17, 2011, management of the Company gave a presentation in connection with the Earnings Release.  A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein)  contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  Our actual results may differ materially from our expectations, plans or projections.  We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate.  These risks and uncertainties include:  the timing to consummate the proposed transaction with CVS Caremark; negative effects from the pendency of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of Universal American to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the separation of the Medicare Prescription Drug Business will be greater than expected; the risks to “NewCo,” the newly formed public company that will be distributed to Universal American shareholders as part of the CVS Caremark transaction, on its ability to effectively operate its businesses independently of the Medicare Prescription Drug Business, including its ability to access sufficient sources of capital to fund its operations; the risks to NewCo’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues and other risks described in the risk factor section of our SEC reports.

We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports.  A summary of the information set forth in the “Risk Factors” section of our SEC reports and other risks includes, but is not limited to the following:  the recent CMS action suspending marketing to and enrollment of new members in our Medicare Advantage plans could have a material adverse effect on our business, financial condition and results of operations; the recently enacted healthcare legislation and subsequent rules promulgated by CMS could have a material adverse effect on our opportunity for growth and our future results; the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on the Company; we may be unable to execute our plan to respond to the challenges resulting from the passage into law of the Medicare Improvements for Patients and Providers Act of 2008; we are subject to extensive government regulation; compliance with laws and regulations is complex and expensive, and any violation of the laws and regulations applicable to us could reduce our revenues and profitability and otherwise adversely affect our operating results; changes in governmental regulation or legislative reform could also increase our costs of doing business and adversely affect our profitability; our Medicare Advantage business is subject to an annual competitive bidding process that could adversely affect our profitability; our Part D business is subject to an annual competitive bidding process and if we are unable to bid below the benchmark, we could lose our auto-assigned dual eligible members; our reserves may not be adequate; CMS’s risk adjustment payment system and budget neutrality factors make our revenue and profitability difficult to predict and could result in material retroactive adjustments to our results of operations; if we are unable to develop and maintain satisfactory relationships with the providers of care to our members, our profitability could be adversely affected and we may be precluded from operating in some markets; competition in the insurance, healthcare, PBM and pharmacy industries is intense, and if we do not design and price our products properly and competitively, our membership and profitability could decline; reductions in funding for Medicare programs could materially reduce our profitability; if we fail to effectively execute our Medicare initiatives and our other operational and strategic initiatives, our business could be materially adversely affected; we have incurred and may in the future incur significant expenses in connection with the implementation and expansion of our new Medicare Advantage plans, which could adversely affect our operating results; given the current economic climate, Universal American’s stock and the stock of other companies in the insurance industry may be increasingly subject to stock price and trading volume volatility; we have debt outstanding that contains restrictive covenants which place limitations on how we conduct business; we may be unable to access other sources of financing should we require additional external financing and may be unable to obtain waivers of relevant covenants or, if they arise, defaults under our debt agreements, including as a result of regulatory actions; downgrades in our debt ratings, should they occur, may adversely affect our business, financial condition and results of operations; and other risks referenced from time to time in the Company’s filings with the SEC.  We caution readers not to place undue reliance on these forward-looking statements that speak only as of the date made.  All forward-looking statements included in this Current Report on Form 8-K (including information included or incorporated by reference herein) are based upon information available to Universal American as of the date hereof and we assume no obligation to update or revise any such forward-looking statements.

Additional Information

In connection with the proposed transaction with CVS Caremark, NewCo will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Universal American that also constitutes a prospectus of NewCo.  We will mail the proxy statement/prospectus to our shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF UNIVERSAL AMERICAN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (sec.gov).  You will also be able to obtain these documents, free of charge, when filed, from our website, www.UniversalAmerican.com, under the tab “Investors” and then under the tab “SEC Filings.”

Universal American and its directors, executive officers and certain other members of our management and employees may be soliciting proxies from Universal American shareholders in favor of the merger and the separation.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Universal American shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.  You can find information about Universal American’s executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated February 17, 2011

99.2	Presentation dated February 17, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2011

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

99.1         Press release dated February 17, 2011

99.2         Presentation dated February 17, 2011